                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934


       Date of Report (Date of earliest event reported) January 26, 1999
                                                        ----------------

                             KALAN GOLD CORPORATION
             (Exact name of Registrant as specified in its charter)



            Colorado                    0-25658                84-1357927
            --------                    -------                ----------
  (State or other jurisdiction        (Commission          (I.R.S. Employer
of incorporation or organization)     File Number)        Identification No.)




                               Tower II, Suite 100,
                              12835 E. Arapahoe Road
                             Englewood, Colorado 80112
                             -------------------------
              (Address of principal executive offices and Zip Code)



                                 (303) 706-1606
                                 --------------
              (Registrant's telephone number including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT.

          Registrant has entered a letter of intent to acquire 100% of the issued and outstanding common shares of Animated Electronic Industries Sdn Bhd, a private Malaysian company (AEI), in exchange for approximately 94% of the ownership of the Registrant, subject to the completion of due diligence by both parties, the approval of the shareholders of both companies, and the divestiture of the assets and liabilities of the Registrant. A copy of the Letter of Intent is attached hereto.

          Based upon the financial condition of AEI, the Registrant plans to apply for the NASDAQ National Market System at the conclusion of the acquisition. The Registrant currently trades on the NASD Bulletin Board.

          AEI is a provider of broadband multimedia wireless video communication throughout the country of Malaysia. A 69% subsidiary of AEI is the exclusive holder of a license from the Ministry of Energy, Telecommunications and Posts of Malaysia to provide interactive multimedia applications and services, including the following;

          Interactive Distance Learning
          Live News Coverage
          Emergency Field Services, such as medical monitoring
          Remote Video Surveillance for various applications

          AEI operates under the name "VISIONET." In addition to the above-named applications, VISIONET provides support for design and production of interactive multimedia programs, data hosting, broadband Virtual Private Network interconnection, digital video multi-cast and transmission of bandwidth-sensitive multimedia services in Malaysia.

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          See Item 1 above.

Item 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not Applicable

Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not Applicable

Item 5.   OTHER EVENTS

          The Registrant has rescinded its letter of intent to acquire 100% of the issued and outstanding common shares of the wholly-owned subsidiary of Popbridge Industrial Limited (Popbridge), a manufacturing company located in Hong Kong.

Item 6.   RESIGNATION OF REGISTRANT'S DIRECTORS.

          Not Applicable

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          Not Applicable

Item 8.   CHANGE IN FISCAL YEAR.

          Not Applicable

Item 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Not Applicable


                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       KALAN GOLD CORPORATION



Dated: January 26, 1999                By: /s/ Sanford Altberger
                                           -------------------------------------
                                           Sanford Altberger
                                           President and Chief Executive Officer

                                LETTER OF INTENT


     This Letter of Intent is entered into as of the date below between ANIMATED ELECTRONIC INDUSTRIES Sdn Bhd, a Malaysian corporation ("AEI"), and KALAN GOLD CORPORATION, a Colorado corporation ("KGC"), regarding the proposed reorganization described below.

     (1) Subject to approval by the respective boards of directors of AEI and KGC, to the extent such approval is necessary under applicable laws and the applicable securities laws thereof, it is our mutual intention to effect a stock-for-stock acquisition of AEI by KGC such that the said acquisition will be entitled to the tax benefits under Section 368 of the Internal Revenue Code of 1986, as amended, and such other tax jurisdictions as may be applicable, and will accomplish the purposes of this Letter of Intent. Upon consummation of such acquisition, the parent corporation shall be KGC.

     (2) The transaction described in Paragraph (1) of this Letter of Intent shall be effected pursuant to an Agreement and Plan of Reorganization, which Agreement shall be executed by all parties hereto within thirty (30) days of the date of execution of this Letter of Intent (the Closing). In the event that the Reorganization Agreement is not executed within the time frame set out above, this Letter of Intent and any other understandings reached between the parties hereto may thereafter be terminated upon ten days (10) written notice given by either party hereto to the other. This Letter of Intent is an expression of the understanding of the parties with respect to this transaction but is not binding upon either party.

     (3) (a) The authorized common shares of KGC are currently 100,000,000 of $0.00001 par value. The issued and outstanding common shares of KGC are 10,290,000 and at the Closing under said Reorganization Agreement, after giving effect to the issuance of shares to the shareholders of AEI and a one-for-eight reverse split of the issued and outstanding common shares of KGC, will be no more than 22,000,000 shares in the aggregate.

          (b) Under the Reorganization Agreement, KGC will issue an aggregate of 20,750,000 common shares to all of the shareholders of AEI in exchange for all of their common shares in AEI.

          (c) Subsequent to the closing, the combined companies will issue up to an additional 5,500,000 common shares in a private placement.

          (d) It will be a condition of the Reorganization Agreement that KGC will have divested itself of all assets and liabilities at or prior to the Closing of the transaction.

     (4) (a) Concurrent with the execution of this Letter of Intent, and subject to paragraphs 4(b)(c)and (d) below, AEI and KGC shall make available all records("Records") of AEI and KGC, including, but not limited to, financial statements for the last two fiscal year ends, financial statements for the interim fiscal quarters, reports required by any securities regulatory authorities which may have jurisdiction, corporate minutes, records, income tax returns, and other essential corporate documents for review by each party and counsel or agents as soon as practicable.

          (b) It is also agreed that the parties shall use the Records provided by the other party solely for the purpose of pursuing the proposed Reorganization. Each part shall not use any of the Records in any way which is directly or indirectly detrimental to the other party or any of its subsidiaries.

          (c) The parties hereto shall hold the Records confidential to itself and restrict access to only such of its employees/professional advisors who are directly concerned with the proposed Reorganization and whose knowledge of the Records is essential for these purposes. AEI and KGC shall use their best efforts of assure that each person to whom disclosure of any of the Records is made complies with the terms and conditions this paragraph 4.

          (d) If the Letter of Intent is nullified prior to entering into the Agreement and Plan of Reorganization, each party shall immediately:

               (i) return all copies of all Records provided by the other party or documents containing or reflecting any of such Records;

               (ii) destroy all copies of any notes, analyses, computations, studies or other documents containing or reflecting any of the Records provided by the other party; and

               (iii) erase and destroy any information from any computer, word processor or other device in its possession, custody or control containing or reflecting any of the Records provided by the other party.

     (5) The Reorganization Agreement shall provide that, effective upon the closing under the Reorganization Agreement, the Officers and Directors of KGC will resign and that the Officers and Directors of AEI will become the Officers and Directors of KGC. It is agreed that KGC will change its name after the Closing to a name selected by the new Board of Directors of KGC.

     (6) After the execution of this Letter of Intent and prior to the execution of the Reorganization Agreement, AEI and KGC hereby agree to carry on their business in the ordinary course, except as to such variances which are approved in writing by the opposite party thereto.

     (7) If any party or its parent company or subsidiaries is required by law or any regulation or rule of any stock exchange to make any disclosure or announcement with respect to the proposed Reorganization and/or any of the Records and/or the fact that investigations, discussions or negotiations are taking place concerning the proposed reorganization to any persons other than those mentioned in paragraph 4(c), such disclosure or announcement shall only be made after consultation with the other party and taking into account of the other party's reasonable requirement as to the timing, contents, an manner of making or despatch.

     (8) This Letter of Intent may be nullified, at the option of either party, in any of the following circumstances:

          (a) Any of the material representations of either party is found to be false; or

          (b) The Reorganization Agreement has not been executed in the time period provided in this Letter of Intent.

     (9) All notices, requests, demands, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed, postage prepaid, certified mail, return receipt requested:

          (a)  If to AEI:

               Animated Electronic Industries Sdn Bhd
               60A Jalan 19/3
               46300 Petaling Jaya
               Selangor, Malaysia
               Attn: Mr. Patrick S. H. Lim, Chairman

          (b)  If to KGC:
               Kalan Gold Corporation
               Tower II, Suite 100,
               12835 E. Arapahoe Road
               Englewood, Colorado 80112
               Attn: Mr. Sanford Altberger, President


     and/or to such other person(s) and address(es) as either party shall have specified in writing to the other.

     (10) This Letter of Intent shall be construed in accordance with the laws of the State of Colorado.

    Dated this     23rd     day of    January  , 1999.
               ------------        ------------


                                       ANIMATED ELECTRONIC INDUSTRIES Sdn Bhd
                                       (a Malaysian Corporation)



                                       By:  ///Signed///
                                          ------------------------------------
                                            Authorized Officer





                                       KALAN GOLD CORPORATION
                                       (a Colorado Corporation)



                                       By:  ///Signed///
                                          ------------------------------------
                                            Authorized Officer